IDS Life
Single Premium
Variable Life
Insurance Policy



Offers an
opportunity for
growth with
life insurance
protection


1998 ANNUAL REPORT

        AMERICAN EXPRESS Financial Advisors

               Issued by IDS Life Insurance Company

IDS Life Variable Life Separate Account
Single Premium Variable Life Subaccounts

Message from the President
--------------------------------------------------------------------------------

(picture of) Richard W. Kling

Lessening one's tax burden is always important, especially if you're among the highest income earners. But no matter what bracket you're in, you can help meet both your life insurance and investment needs on a tax-favored basis with just one product -- Single Premium Variable Life.

Taxes may change, but one thing hasn't changed at all. That's the need for insurance protection and sound investment choices. At IDS Life Insurance Company (IDS Life), we've been providing that for nearly four decades. American Express Financial Advisors has been helping people reach their financial goals for more than 100 years, and the strength and stability of IDS Life has been enhanced by being part of the American Express Financial Corporation family of companies.

Diversification and balance continue to be critical elements in a financial strategy. IDS Life's Single Premium Variable Life Insurance Policy provides those elements by combining a variety of investment options with life insurance protection.

You can allocate your policy value among five of the investment portfolios of IDS Life Series Fund, or you may choose to invest in units of the Zero Coupon U.S. Treasury Securities Trust. Investing in any of these options allows you to accumulate money on a tax-deferred basis while also meeting your protection objectives.

IDS Life is among the largest life insurance companies in the country and provides a wide range of insurance and annuity products that help meet the needs of a changing society. We do not view our products as separate investments but as integral parts of the total financial planning service offered by your financial advisor. All of us have the same goal -- to turn your financial objectives into reality through a prudent, sound investment program.

Sincerely,





Richard W. Kling
President
IDS Life Insurance Company

IDS Life Variable Life Separate Account
Single Premium Variable Life Subaccounts

Annual Financial Information
--------------------------------------------------------------------------------

Report of Independent Auditors

The Board of Directors
IDS Life Insurance Company

We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life Variable Life Separate Account for Single Premium Variable Life Insurance (comprised of subaccounts P,Q, R, S, T and 2004) as of December 31, 1997, and the related statements of operations and changes in net assets for each of the three years in the period then ended, except for the 1995 subaccount which is for the period January 1, 1995 to November 15, 1995 (date of maturity of securities in the Trust). These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 with the affiliated mutual fund manager and the unit investment trust sponsor. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of IDS Life Variable Life Separate Account for Single Premium Variable Life Insurance at December 31, 1997 and the individual and combined results of their operations and the changes in their net assets for the periods described above, in conformity with generally accepted accounting principles.





ERNST & YOUNG LLP
Minneapolis, Minnesota
March 13, 1998


IDS Life Variable Life Separate Account - Single Premium Variable Life Subaccounts
-----------------------------------------------------------------------------------------------------------------------------------
Statements of Net Assets                                                                                           Dec. 31, 1997

                                                            Segregated Asset Subaccount                                 Combined
--------------------------------------------------------------------------------------------------------------------    Variable
Assets                         P              Q                R              S                 T            2004        Account
===================================================================================================================================
Investments  in shares of mutual  fund
portfolios  and units of the  trust,  at
market value: IDS Life Series Fund
Equity Portfolio
336,130 shares at net asset value
of $29.98 per share
(cost $5,894,636)         $10,078,574          $--              $--             $--              $--            $--    $10,078,574
IDS Life Series Fund
Income Portfolio
360,029 shares at net asset value
of $10.23 per share
(cost $3,492,739)                 --     3,682,943               --              --               --             --      3,682,943
IDS Life Series Fund
Money Market Portfolio
1,826,806 shares at net asset value
of $1.00 per share
(cost $1,826,676)                 --            --        1,826,636              --               --             --      1,826,636
IDS Life Series Fund
Managed Portfolio
1,497,094 shares at net asset value
of $18.26 per share
(cost $19,910,340)                --            --               --      27,334,658               --             --     27,334,658
IDS Life Series Fund
Government Securities Portfolio
234,301 shares at net asset value
of $10.18 per share
(cost $2,266,910)                 --            --               --              --        2,385,707             --      2,385,707
Smith Barney Inc. Stripped
("Zero Coupon")
U. S. Treasury Securities Fund,
Series A 2004
2,113,044 units at net asset value
of $0.68 per unit
(cost $635,255)                   --            --               --              --               --      1,434,715      1,434,715
-----------------------------------------------------------------------------------------------------------------------------------
                          10,078,574     3,682,943        1,826,636      27,334,658        2,385,707      1,434,715     46,743,233
-----------------------------------------------------------------------------------------------------------------------------------
Dividends receivable              --        22,178            8,791              --           12,012             --         42,981
Receivable from mutual
fund portfolios and the trust
for share redemptions            120           116            1,854           1,533               13             --          3,636
===================================================================================================================================
Total assets              10,078,694     3,705,237        1,837,281      27,336,191        2,397,732      1,434,715     46,789,850
===================================================================================================================================

Liabilities
===================================================================================================================================
Payable to IDS Life for:
Mortality and
expense risk fee              10,951         2,152            1,088          29,735            1,403          2,335         47,664
Contract terminations             --        13,116            1,854           1,533            3,013             --         19,516
Transaction charge                --            --               --              --               --            323            323
Payable to mutual fund
portfolios and the trust
for investments purchased        120        20,027            7,703              --            2,068             --         29,918
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities             11,071        35,295           10,645          31,268            6,484          2,658         97,421
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to
Variable Life contracts  $10,067,623    $3,669,942       $1,826,636     $27,304,923       $2,391,248     $1,432,057    $46,692,429
===================================================================================================================================
Accumulation units
outstanding                1,902,396     1,565,410        1,051,218       6,070,531        1,104,618        516,431
===================================================================================================================================
Net asset value per
accumulation unit        $      5.29    $     2.34       $     1.74     $      4.50       $     2.16     $     2.77
===================================================================================================================================

See accompanying notes to financial statements.


IDS Life Variable Life Separate Account - Single Premium Variable Life Subaccounts
-----------------------------------------------------------------------------------------------------------------------------------
Statements of Operations                                                                                 Year ended Dec. 31, 1997

                                                               Segregated Asset Subaccount                               Combined
-------------------------------------------------------------------------------------------------------------------      Variable
Investment income                           P           Q            R             S           T          2004            Account
===================================================================================================================================
Dividend income from mutual
fund portfolios and in the trust       $  343,995     $261,147     $102,366    $2,543,542    $162,479  $        --      $3,413,529
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and
expense risk fee                           46,670       18,388       10,328       133,297      12,192       10,542         231,417
Minimum death benefit
guarantee risk charge                      14,001        5,517        3,099        39,989       3,658        3,088          69,352
Transaction charge                             --           --           --            --          --        3,579           3,579
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                             60,671       23,905       13,427       173,286      15,850       17,209         304,348
===================================================================================================================================
Investment income (loss)--net             283,324      237,242       88,939     2,370,256     146,629     (17,209)       3,109,181
===================================================================================================================================
Realized and unrealized gain (loss) on investments--net
===================================================================================================================================
Realized gain (loss) on sales of  investments  in mutual fund  portfolios and in the trust:
Proceeds from sales                       910,595      783,751      805,066     2,116,485     458,355      211,798       5,286,050
Cost of investments sold                  580,005      744,814      805,089     1,543,981     443,302      101,778       4,218,969
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain
(loss) on investments                     330,590       38,937         (23)       572,504      15,053      110,020       1,067,081
Net change in unrealized
appreciation or
depreciation of investments             1,101,264      (17,969)          20     1,180,213      19,281       40,514       2,323,323
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments          1,431,854       20,968          (3)     1,752,717      34,334      150,534       3,390,404
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
net assets resulting
from operations                        $1,715,178     $258,210    $  88,936    $4,122,973    $180,963     $133,325      $6,499,585
===================================================================================================================================
See accompanying notes to financial statements.



IDS Life Variable Life Separate Account - Single Premium Variable Life Subaccounts
-----------------------------------------------------------------------------------------------------------------------------------
Statements of Operations                                                                                  Year ended Dec. 31, 1996


                                                                   Segregated Asset Subaccount                            Combined
--------------------------------------------------------------------------------------------------------------------      Variable
Investment income                            P             Q            R           S           T          2004            Account
===================================================================================================================================
Dividend income from mutual
fund portfolios and in the trust       $1,302,115      $274,564    $  99,278   $1,818,663     $178,514    $      --      $3,673,134
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and
expense risk fee                           41,475        20,641       10,368      123,717       13,341        7,968         217,510
Minimum death benefit
guarantee risk charge                      12,449         6,194        3,112       37,133        4,004        2,391          65,283
Transaction charge                             --           --           --           --            --        3,984           3,984
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                             53,924        26,835       13,480      160,850       17,345       14,343         286,777
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-net            1,248,191       247,729       85,798    1,657,813      161,169      (14,343)      3,386,357
===================================================================================================================================
Realized and unrealized gain (loss) on investments --net
===================================================================================================================================
Net realized gain (loss) on sales of investments  in mutual fund  portfolios and in the trust:
Proceeds from sales                     1,029,303       632,209    1,098,262    3,438,322      324,814      271,600       6,794,510
Cost of investments sold                  608,085       605,074    1,098,299    2,639,668      311,240      140,918       5,403,284
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments   421,218        27,135          (37)     798,654       13,574      130,682       1,391,226
Net change in unrealized appreciation or
depreciation of investments              (256,986)     (167,669)          24      692,490     (158,222)    (156,453)       (46,816)
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments            164,232      (140,534)         (13)   1,491,144     (144,648)     (25,771)      1,344,410
===================================================================================================================================
Net increase (decrease) in net assets
resulting from operations.             $1,412,423      $107,195  $    85,785   $3,148,957     $ 16,521     $(40,114)     $4,730,767
===================================================================================================================================
See accompanying notes to financial statements.




IDS Life Variable Life Separate Account - Single Premium Variable Life Subaccounts
-----------------------------------------------------------------------------------------------------------------------------------
Statements of Operations                                                                                 Year ended Dec. 31, 1995


                                                              Segregated Asset Subaccount                                Combined
----------------------------------------------------------------------------------------------------------------------   Variable
Investment income                        P          Q           R          S            T         1995*        2004       Account
===================================================================================================================================
Dividend income from mutual fund
portfolios and in the trusts      $   160,522   $269,157    $111,166   $1,128,774   $165,389    $      --    $     --   $1,835,008
-----------------------------------------------------------------------------------------------------------------------------------
Expenses:
Mortality and expense risk fee         34,593     19,889      10,706      117,401     13,449        6,541       7,594      210,173
Minimum death benefit
guarantee risk charge                  10,378      5,967       3,212       35,220      4,035        1,962       2,278       63,052
Transaction charge                         --         --          --           --         --        3,270       3,797        7,067
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                         44,971     25,856      13,918      152,621     17,484       11,773      13,669      280,292
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-net          115,551    243,301      97,248      976,153    147,905      (11,773)    (13,669)   1,554,716
===================================================================================================================================

Realized and unrealized gain (loss) on investments --net
===================================================================================================================================
Net realized gain (loss) on sales of investments  in mutual fund  portfolios and in the trusts:
Proceeds from sales                   811,403    671,494     834,746    3,442,279    304,725    1,632,504     162,191   7,859,342
Cost of investments sold              537,380    650,279     834,791    2,906,894    289,936      960,852      81,496   6,261,628
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)
on investments                        274,023     21,215         (45)     535,385     14,789      671,652      80,695   1,597,714
Net change in unrealized
appreciation or
depreciation of investments         1,736,471    458,571          41    2,411,680    262,826     (607,620)    320,181   4,582,150
-----------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments      2,010,494    479,786          (4)   2,947,065    277,615       64,032     400,876   6,179,864
===================================================================================================================================
Net increase (decrease) in net assets
resulting from operations.         $2,126,045   $723,087   $  97,244   $3,923,218   $425,520  $    52,259    $387,207  $7,734,580
===================================================================================================================================
*For the period Jan. 1, 1995 to Nov. 15, 1995, date of maturity of securities in the 1995 Trust.

See accompanying notes to financial statements.

IDS Life Variable Life Separate Account - Single Premium Variable Life Subaccounts
-----------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                                                     Year ended Dec. 31, 1997


                                                                 Segregated Asset Subaccount                            Combined
------------------------------------------------------------------------------------------------------------------      Variable
Operations                                  P            Q            R            S           T          2004           Account
-----------------------------------------------------------------------------------------------------------------------------------
Investment income
(loss)--net                          $   283,324  $   237,242   $   88,939   $ 2,370,256  $  146,629   $  (17,209)    $ 3,109,181
Net realized gain (loss)
on investments                           330,590       38,937          (23)      572,504      15,053      110,020       1,067,081
Net change in unrealized
appreciation or
depreciation of investments            1,101,264      (17,969)          20     1,180,213      19,281       40,514       2,323,323
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations              1,715,178      258,210       88,936     4,122,973     180,963      133,325       6,499,585
===================================================================================================================================
Contract Transactions
===================================================================================================================================
Net transfers*                           318,374     (327,174)     399,796      (130,268)   (152,023)    (116,174)         (7,469)
Transfers for policy loans              (184,275)     (30,586)     (19,079)     (302,455)    (18,873)      (4,568)       (559,836)
Policy charges                          (161,793)     (94,537)     (50,050)     (472,276)    (56,360)     (30,502)       (865,518)
Contract terminations:
Surrender benefits                      (238,095)    (156,242)    (485,317)     (435,414)    (76,325)     (34,738)     (1,426,131)
Death benefits                           (41,714)     (59,968)          --      (347,973)    (69,127)         (57)       (518,839)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease)
from contract transactions              (307,503)    (668,507)    (154,650)   (1,688,386)   (372,708)    (186,039)     (3,377,793)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year        8,659,948    4,080,239    1,892,350    24,870,336   2,582,993    1,484,771      43,570,637
===================================================================================================================================
Net assets at end of year            $10,067,623   $3,669,942   $1,826,636   $27,304,923  $2,391,248   $1,432,057     $46,692,429
===================================================================================================================================
Accumulation Unit Activity
===================================================================================================================================
Units outstanding at
beginning of year                      1,965,179    1,875,734    1,137,105     6,472,563   1,290,739      589,227
Net transfers*                            72,137     (157,837)     241,569       (29,588)    (76,901)     (46,017)
Transfers for policy loans               (36,505)     (13,544)     (11,114)      (71,678)     (9,011)      (1,652)
Policy charges                           (34,105)     (42,007)     (29,445)     (112,375)    (27,442)     (11,759)
Contract terminations:
Surrender benefits                       (54,621)     (71,009)    (286,897)     (105,019)    (38,302)     (13,347)
Death benefits                            (9,689)     (25,927)          --       (83,372)    (34,465)         (21)
===================================================================================================================================
Units outstanding at end of year       1,902,396    1,565,410    1,051,218     6,070,531   1,104,618      516,431
===================================================================================================================================
* Includes  transfer  activity from (to) other  subaccounts and transfers from
    (to)  IDS  Life's  fixed  account.

See  accompanying  notes  to  financial statements.


IDS Life Variable Life Separate Account - Single Premium Variable Life Subaccounts
-----------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                                                     Year ended Dec. 31, 1996


                                                                 Segregated Asset Subaccount                            Combined
-------------------------------------------------------------------------------------------------------------------     Variable
Operations                                  P            Q            R             S           T          2004          Account
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-net          $1,248,191   $  247,729  $    85,798  $ 1,657,813  $   161,169  $   (14,343)    $ 3,386,357
Net realized gain
(loss) on investments                    421,218       27,135          (37)     798,654       13,574      130,682       1,391,226
Net change in unrealized
appreciation or
depreciation of investments             (256,986)    (167,669)          24      692,490     (158,222)    (156,453)        (46,816)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                        1,412,423      107,195       85,785    3,148,957       16,521      (40,114)      4,730,767
===================================================================================================================================
Contract Transactions
===================================================================================================================================
Net transfers*                           566,270       55,477     (130,763)    (445,985)     (48,328)       1,622          (1,707)
Transfers for policy loans              (172,770)     (88,520)     (65,299)    (220,076)     (25,011)     (26,115)       (597,791)
Policy charges                          (144,815)     (95,469)     (49,366)    (426,537)     (57,839)     (31,725)       (805,751)
Contract terminations:
Surrender benefits                      (480,855)    (207,625)    (240,286)  (1,035,403)     (45,636)    (148,400)     (2,158,205)
Death benefits                           (97,964)     (36,579)    (368,159)    (687,979)     (85,162)     (50,454)     (1,326,297)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease)
from contract transactions              (330,134)    (372,716)    (853,873)  (2,815,980)    (261,976)    (255,072)     (4,889,751)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year        7,577,659    4,345,760    2,660,438    24,537,359    2,828,448    1,779,957     43,729,621
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year             $8,659,948   $4,080,239   $1,892,350  $24,870,336   $2,582,993   $1,484,771     $43,570,637
===================================================================================================================================
Accumulation Unit Activity
===================================================================================================================================
Units outstanding at
beginning of year                      2,052,489    2,054,522    1,666,697    7,266,276    1,425,106      696,387
Net transfers*                           137,391       26,004      (82,210)    (125,102)     (24,424)         656
Transfers for policy loans               (41,998)     (42,365)     (40,723)     (63,350)     (12,862)     (10,949)
Policy charges                           (35,560)     (45,597)     (30,287)    (119,543)     (29,683)     (12,981)
Contract terminations:
Surrender benefits                      (123,358)     (99,305)    (148,981)    (292,418)     (23,536)     (63,592)
Death benefits                           (23,785)     (17,525)    (227,391)    (193,300)     (43,862)     (20,294)
===================================================================================================================================
Units outstanding at end of year       1,965,179    1,875,734    1,137,105    6,472,563    1,290,739      589,227
===================================================================================================================================
*Includes  transfer  activity from (to) other subaccounts and transfers from
(to) IDS Life's fixed account.

See accompanying notes to financial statements.


IDS Life Variable Life Separate Account - Single Premium Variable Life Subaccounts
-----------------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets                                                                      Year ended Dec. 31, 1995


                                                             Segregated Asset Subaccount                                 Combined
---------------------------------------------------------------------------------------------------------------------    Variable
Operations                           P           Q           R            S           T          1995**        2004       Account
-----------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-net     $115,551  $  243,301  $   97,248  $   976,153   $ 147,905  $   (11,773) $   (13,669)  $ 1,554,716
Net realized gain (loss)
on investments                    274,023      21,215         (45)     535,385      14,789      671,652       80,695     1,597,714
Net change in unrealized
appreciation or
depreciation of investments     1,736,471     458,571          41    2,411,680     262,826     (607,620)     320,181     4,582,150
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
net assets resulting
from operations                 2,126,045     723,087      97,244    3,923,218     425,520       52,259      387,207     7,734,580
===================================================================================================================================
Contract Transactions
===================================================================================================================================
Net transfers*                    110,514     503,830     549,435       (1,028)    148,424   (1,478,541)     190,011        22,645
Transfers for policy loans       (137,150)    (63,272)     10,452     (230,071)    (45,190)     (25,312)      (4,066)     (494,609)
Policy charges                   (116,627)    (86,977)    (43,436)    (390,178)    (55,235)     (27,529)     (30,313)     (750,295)
Contract terminations:
Surrender benefits               (391,604)   (285,347)   (165,647)  (1,725,911)   (133,595)     (83,799)     (91,235)   (2,877,138)
Death benefits                    (25,388)    (13,415)    (30,276)    (173,010)    (15,146)          --           --      (257,235)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
contract transactions            (560,255)     54,819     320,528   (2,520,198)   (100,742)  (1,615,181)      64,397    (4,356,632)
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at
beginning of year               6,011,869   3,567,854   2,242,666   23,134,339   2,503,670    1,562,922    1,328,353    40,351,673
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year      $7,577,659  $4,345,760  $2,660,438  $24,537,359  $2,828,448   $       --   $1,779,957   $43,729,621
===================================================================================================================================
Accumulation Unit Activity
===================================================================================================================================
Units outstanding
at beginning of year            2,238,766   2,027,601   1,470,233    8,103,458   1,479,207      877,482     673,287
Net transfers*                     31,860     257,982     342,675       (6,086)     81,465     (803,259)     78,752
Transfers for policy loans        (43,100)    (32,514)      6,616      (78,625)    (24,490)     (13,740)     (1,746)
Policy charges                    (36,917)    (44,875)    (27,822)    (128,887)    (29,967)     (15,004)    (13,345)
Contract terminations:
Surrender benefits               (129,714)   (146,267)   (105,684)    (568,555)    (72,724)     (45,479)    (40,561)
Death benefits                     (8,406)     (7,405)    (19,321)     (55,029)     (8,385)          --          --
===================================================================================================================================
Units outstanding
at end of year                  2,052,489   2,054,522   1,666,697    7,266,276   1,425,106           --     696,387
===================================================================================================================================
*Includes  transfer  activity from (to) other subaccounts and transfers from
(to) IDS Life's fixed account.
** For the period Jan. 1, 1995 to Nov. 15, 1995, date of maturity of securities in the 1995 Trust.

See accompanying notes to financial statements.


IDS Life Variable Life Separate Account
Single Premium Variable Life Subaccounts

Notes to Financial Statements
--------------------------------------------------------------------------------
1. Organization

IDS Life  Variable  Life  Separate  Account  --  Single  Premium  Variable  Life
Subaccounts (the Variable Account) was established on Oct. 16, 1985 as a segregated asset account of IDS Life Insurance Company (IDS Life) under Minnesota law and is registered as a single unit investment trust under the Investment Company Act of 1940. Operations of the Variable Account commenced on Jan. 20, 1986.

The Variable Account is comprised of various subaccounts. The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life. Single Premium Variable Life policy owners allocate their premium payment to one or more of the six subaccounts which are currently used in connection with these policies. Prior to Nov. 15, 1995, the date of maturity of securities in the 1995 Trust, there were seven subaccounts available for investment. Such funds are then invested in shares of five portfolios of IDS Life Series Fund, Inc. (the Mutual Fund) or in units of one Trust of Smith Barney Inc. Stripped ("Zero Coupon") U.S. Treasury Securities Fund, Series A (the Trust).

The Mutual Fund, which commenced operations Jan. 20, 1986, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Funds are allocated to the subaccounts which are used in connection with the Single Premium Variable Life policies: Subaccount P invests in the shares of the Equity Portfolio; Subaccount Q invests in the shares of the Income Portfolio; Subaccount R invests in the shares of the Money Market Portfolio; Subaccount S invests in the shares of the Managed Portfolio; and Subaccount T invests in the shares of the Government Securities Portfolio. The Trust, which commenced operations Aug. 4, 1986, is registered under the Investment Company Act of 1940 as a unit investment trust. Funds allocated to Subaccount 2004 invest in units of the 2004 Trust and Subaccount 1995 funds were invested in units of the 1995 Trust. The 1995 Trust matured on Nov. 15, 1995 and is no longer available for investment.

IDS Life acts as the investment manager and American Express Financial Corporation acts as the investment advisor of the IDS Life Series Fund, Inc. IDS Life serves as issuer of the contract investing in the Variable Account. Smith Barney Inc. serves as sponsor for the Trust.

--------------------------------------------------------------------------------
2. Summary of Significant Accounting Policies (continued)

Investments in Mutual Funds
nvestments in shares of the mutual fund portfolios are stated at market value which is the net asset value per share as determined by the respective portfolios. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the portfolios are reinvested in additional shares of the portfolios and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the portfolios' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Investments in the Trust
Investments in units of the Trust are stated at market value which is the net asset value per unit as determined by the Trust. Investment transactions are accounted for on the date the units are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method.

Unrealized  appreciation  or  depreciation  of investments  in the  accompanying financial statements represents the subaccount's share of the Trust's undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Federal Income Taxes
IDS Life is taxed as a life insurance company. The Variable Account is treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

--------------------------------------------------------------------------------
3. Mortality and Expense Risk Fee and Policy Charges

IDS Life makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life is computed daily and is equal, on an annual basis, to 0.5 percent of the daily net asset value of the Variable Account. A monthly deduction is made for the cost of insurance for the policy month. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

--------------------------------------------------------------------------------
4. Minimum Death Benefit Guarantee Risk Charge

IDS Life deducts a minimum death benefit guarantee risk charge equal, on an annual basis, to 0.15 percent of the daily net asset value of the Variable Account. This deduction is made to compensate IDS Life for the risk it assumes by providing a guaranteed minimum death benefit. The deduction will be made from the Variable Account and computed on a daily basis. This charge is guaranteed for the life of the contract and may not be increased.

--------------------------------------------------------------------------------
5. Issue and Administrative Expense Charge

The policy provides for a one-time $150 issue and administrative expense charge which will be deducted directly from the premium paid by the owner. This charge is to reimburse IDS Life for expenses incurred in processing the premium payment and establishing and maintaining the records relating to the owner and participation in the subaccounts for the duration of the policy.

--------------------------------------------------------------------------------
6. State Premium Tax Charge

The policy provides that a charge of 2.5 percent of the single premium will be deducted from the single premium to cover the premium taxes assessed by the various states. Premium taxes vary from state to state. This charge is the average rate which IDS Life expects to pay on premiums from all states.

--------------------------------------------------------------------------------
7. Transaction Charge

IDS Life makes a daily charge against the assets of the subaccount investing in the Trust. This charge is intended to reimburse IDS Life for the transaction charge paid directly by IDS Life to Smith Barney Inc. on the sale of the Trust units to the Variable Account. IDS Life pays these amounts from its general account assets. The amount of the asset charge is equivalent to an effective annual rate of 0.25 percent of the account value invested in the Trust. This amount may be increased in the future but in no event will it exceed an effective annual rate of 0.5 percent of the account value. The charge will be cost-based (taking into account a loss of interest) with no anticipated element of profit for IDS Life.

--------------------------------------------------------------------------------
8. Surrender Charges

IDS Life will use a surrender charge to help it recover certain expenses relating to the sale of the policy. The surrender charge will be deducted during the first eight policy years. IDS Life will never deduct more than 9 percent of the single premium as a surrender charge. Charges by IDS Life for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $14,502,145 in 1997, $11,956,753 in 1996 and $10,125,762 in 1995. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from contract surrender benefits paid by IDS Life.


--------------------------------------------------------------------------------
9. Investment Transactions

The subaccounts' purchases of portfolio shares or trust units, including reinvestment of dividend distributions, were as follows:

                                                                         Year Ended Dec. 31,
---------------------------------------------------------------------------------------------------------------------------
Subaccount     Investment                                          1997          1996        1995
      P        Equity Portfolio                             $   887,907    $1,948,845   $   368,227
      Q        Income Portfolio                                 365,487       507,222       969,615
      R        Money Market Portfolio                           739,355       330,187     1,252,522
      S        Managed Portfolio                              2,801,013     2,281,172     1,903,053
      T        Government Securities Portfolio                  235,276       215,464       351,890
    1995       1995 Trust                                            --            --         4,389*
    2004       2004 Trust                                        10,039         2,082       213,190
---------------------------------------------------------------------------------------------------------------------------
Combined Variable Account                                    $5,039,077    $5,284,972    $5,062,886
---------------------------------------------------------------------------------------------------------------------------
* For the period Jan. 1, 1995 to Nov. 15, 1995, date of maturity of securities in the 1995 Trust.


--------------------------------------------------------------------------------
10. Year 2000 Issue (Unaudited)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Variable Account. The Variable Account has no computer systems of its own but is dependent upon the systems maintained by AEFC and certain other third parties.

A comprehensive review of AEFC's computer systems and business processes has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. AEFC's goal is to complete internal remediation and testing of each system by the end of 1998 and to continue compliance efforts through 1999.

The Year 2000 readiness of unaffiliated investment managers and other third parties whose system failures could have an impact on the Variable Account's operations is currently being evaluated. The potential materiality of any such impact is not known at this time.


IDS Life Variable Life Separate Account
Single Premium Variable Life Subaccounts

Condensed Financial Information (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
The following table gives per-unit  information  about the financial  history of each variable subaccount.

                                                                                  Year Ended Dec. 31,
----------------------------------------------------------------------------------------------------------------------------
                                                         1997   1996   1995   1994   1993   1992   1991   1990   1989   1988
----------------------------------------------------------------------------------------------------------------------------
Subaccount P (Investing in shares of Equity Portfolio)
Accumulation unit value at beginning of period          $4.41  $3.69  $2.69  $2.63  $2.34  $2.23  $1.35  $1.43  $1.17  $1.07
Accumulation unit value at end of period                $5.29  $4.41  $3.69  $2.69  $2.63  $2.34  $2.23  $1.35  $1.43  $1.17
Number of accumulation units outstanding at end of period
(000 omitted)                                           1,902  1,965  2,052  2,239  2,374  2,493  2,575  2,893  3,286  3,887
----------------------------------------------------------------------------------------------------------------------------
Subaccount Q (Investing in shares of Income Portfolio)
Accumulation unit value at beginning of period          $2.18  $2.12  $1.76  $1.85  $1.62  $1.49  $1.30  $1.23  $1.11  $1.04
Accumulation unit value at end of period                $2.34  $2.18  $2.12  $1.76  $1.85  $1.62  $1.49  $1.30  $1.23  $1.11
Number of accumulation units outstanding at end of period
(000 omitted)                                           1,565  1,876  2,055  2,028  2,178  2,378  2,647  3,289  3,778  3,478
----------------------------------------------------------------------------------------------------------------------------
Subaccount R (Investing in shares of Money Market Portfolio)
Accumulation unit value at beginning of period          $1.66  $1.60  $1.53  $1.48  $1.45  $1.41  $1.35  $1.26  $1.16  $1.10
Accumulation unit value at end of period                $1.74  $1.66  $1.60  $1.53  $1.48  $1.45  $1.41  $1.35  $1.26  $1.16
Number of accumulation units outstanding
at end of period (000 omitted)                          1,051  1,137  1,667  1,470  1,505  2,046  2,751  3,172  3,146  3,210
----------------------------------------------------------------------------------------------------------------------------
Subaccount S (Investing in shares of Managed Portfolio)
Accumulation unit value at beginning of period          $3.84  $3.38  $2.85  $2.85  $2.40  $2.19  $1.67  $1.56  $1.20  $1.11
Accumulation unit value at end of period                $4.50  $3.84  $3.38  $2.85  $2.85  $2.40  $2.19  $1.67  $1.56  $1.20
Number of accumulation units outstanding at end of period
(000 omitted)                                           6,071  6,473  7,266  8,103  8,703  9,123  9,735 10,289 11,099 12,793
----------------------------------------------------------------------------------------------------------------------------
Subaccount T (Investing in shares of Government Securities Portfolio)
Accumulation unit value at beginning of period          $2.00  $1.98  $1.69  $1.79  $1.61  $1.52  $1.31  $1.24  $1.09  $1.03
Accumulation unit value at end of period                $2.16  $2.00  $1.98  $1.69  $1.79  $1.61  $1.52  $1.31  $1.24  $1.09
Number of accumulation units outstanding at end of period
(000 omitted)                                           1,105  1,290  1,425  1,479  1,603  1,671  1,826  1,937  2,168  2,234
----------------------------------------------------------------------------------------------------------------------------
Subaccount 19951 (Investing in shares of 1995 Trust)
Accumulation unit value at beginning of period             --     --  $1.78  $1.77  $1.67  $1.56  $1.36  $1.24  $1.08  $1.02
Accumulation unit value at end of period                   --     --     --  $1.78  $1.77  $1.67  $1.56  $1.36  $1.24  $1.08
Number of accumulation units outstanding at end of period
(000 omitted)                                              --     --     --    877  1,005  1,090  1,033  1,012  1,075    979
----------------------------------------------------------------------------------------------------------------------------
Subaccount 2004 (Investing in shares of 2004 Trust)
Accumulation unit value at beginning of period          $2.52  $2.56  $1.97  $2.19  $1.82  $1.68  $1.40  $1.36  $1.11  $0.98
Accumulation unit value at end of period                $2.77  $2.52  $2.56  $1.97  $2.19  $1.82  $1.68  $1.40  $1.36  $1.11
Number of accumulation units outstanding at end of period
(000 omitted)                                             516    589    696    673    732    792    800    731    930    901
----------------------------------------------------------------------------------------------------------------------------

1 The 1995 Trust matured on Nov. 15, 1995.


Report of Independent Auditors
The Board of Directors
IDS Life Insurance Company



We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 1997 and 1996 and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 1997 and 1996, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.




Ernst & Young LLP
Minneapolis, Minnesota
February 5, 1998

IDS Life Financial Information


                          IDS LIFE INSURANCE COMPANY
                         CONSOLIDATED BALANCE SHEETS


                                                    Dec. 31,     Dec. 31,
ASSETS                                                1997         1996
                                                         (thousands)
Investments:
Fixed maturities:
Held to maturity, at amortized cost (Fair value:
1997, $9,743,410; 1996, $10,521,650)              $9,315,450       $10,236,379
Available for sale, at fair value (Amortized cost:
1997, $12,515,030; 199, $11,008,622)              12,876,694        11,146,845
Mortgage loans on real estate                      3,618,647         3,493,364
Policy loans                                         498,874           459,902
Other investments                                    318,591           251,465
Total investments                                 26,628,256        25,587,955
Cash and cash equivalents                             19,686           224,603
Amounts recoverable from reinsurers                  205,716           157,722
Amounts due from brokers                               8,400            11,047
Other accounts receivable                             37,895            44,089
Accrued investment income                            357,390           343,313
Deferred policy acquisition costs                  2,479,577         2,330,805
Deferred income taxes, net                                --            33,923
Other assets                                          22,700            37,364
Separate account assets                           23,214,504        18,535,160
Total assets                                     $52,974,124       $47,305,981
                                                   =========         =========

                          IDS LIFE INSURANCE COMPANY
                   CONSOLIDATED BALANCE SHEETS (continued)


                                                   Dec. 31,        Dec. 31
LIABILITIES AND STOCKHOLDER'S EQUITY                1997             1996
                                                          (thousands)


Liabilities:
Future policy benefits:
Fixed annuities                                  $22,009,747      $21,838,008
Universal life-type insurance                      3,280,489        3,177,149
Traditional life insurance                           213,676          209,685
Disability income and long-term care insurance       533,124          424,200
Policy claims and other policyholders' funds          68,345           83,634
Deferred income taxes, net                            61,582               --
Amounts due to brokers                               381,458          261,987
Other liabilities                                    345,383          332,078
Separate account liabilities                      23,214,504       18,535,160
Total liabilities                                 50,108,308       44,861,901
Stockholder's equity:
Capital stock, $30 par value per share;
100,000 shares authorized, issued and outstanding      3,000            3,000
Additional paid-in capital                           290,847          283,615
Net unrealized gain on investments                   226,359           86,102
Retained earnings                                  2,345,610        2,071,363
Total stockholder's equity                         2,865,816        2,444,080
Total liabilities and stockholder's equity       $52,974,124      $47,305,981
                                                   =========        =========
See accompanying notes.

                             IDS LIFE INSURANCE COMPANY
                         CONSOLIDATED STATEMENTS OF INCOME


                                                           Years ended Dec. 31,
                                                      1997        1996       1995
                                                               (thousands)
Revenues:
Premiums:
Traditional life insurance                        $  52,473    $  51,403      $ 50,193
Disability income and long-term care insurance      154,021      131,518       111,337

Total premiums                                      206,494      182,921       161,530

Policyholder and contractholder charges             341,726      302,999       256,454
Management and other fees                           340,892      271,342       215,581
Net investment income                             1,988,389    1,965,362     1,907,309
Net realized gain (loss) on investments                 860         (159)       (4,898)

Total revenues                                    2,878,361    2,722,465     2,535,976

Benefits and expenses:
Death and other benefits:
Traditional life insurance                           28,951       26,919        29,528
Universal life-type insurance
and investment contracts                             92,814       85,017        71,691
Disability income and
long-term care insurance                             22,333       19,185        16,259
Increase (decrease) in liabilities for
future policy benefits:
Traditional life insurance                            3,946        1,859        (1,315)
Disability income and
long-term care insurance                             63,631       57,230        51,279

Interest credited on universal life-type
insurance and investment contracts                1,386,448    1,370,468     1,315,989
Amortization of deferred policy acquisition costs   322,731      278,605       280,121
Other insurance and operating expenses              276,596      261,468       211,642

Total benefits and expenses                       2,197,450    2,100,751     1,975,194

Income before income taxes                          680,911      621,714       560,782

Income taxes                                        206,664      207,138       195,842

Net income                                       $  474,247   $  414,576    $  364,940
                                                   ========     ========       =======

See accompanying notes.

                             IDS LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                          Three years ended Dec. 31, 1997
                                    (thousands)


                                            Additional  Net Unrealized
                                 Capital     Paid-In     Gain (Loss) on   Retained
                                  Stock      Capital    on Investments    Earnings     Total

Balance, Dec. 31, 1994            3,000       222,000      (275,708)     1,639,399   1,588,691
Net income                           --            --            --        364,940     364,940
Change in net unrealized
gain (loss) on investments           --            --       505,837             --     505,837
Capital contribution from parent     --        56,814            --             --      56,814
Loss on reinsurance transaction
with affiliate                       --            --            --         (4,574)     (4,574)
Cash dividends                       --            --            --       (180,000)   (180,000)

Balance, Dec. 31, 1995            3,000       278,814       230,129      1,819,765   2,331,708
Net income                           --            --            --        414,576     414,576
Change in net unrealized
gain (loss) on investments           --            --      (144,027)            --    (144,027)
Capital contribution from parent     --         4,801            --             --       4,801
Other changes                        --            --            --          2,022       2,022
Cash dividends                       --            --            --       (165,000)   (165,000)

Balance, Dec. 31, 1996           $3,000      $283,615      $ 86,102     $2,071,363  $2,444,080
Net income                           --            --            --        474,247     474,247
Change in net unrealized
gain (loss) on investments           --            --       140,257             --     140,257
Capital contribution from parent     --         7,232            --             --       7,232
Cash dividends                       --            --            --       (200,000)   (200,000)

Balance, Dec. 31, 1997           $3,000      $290,847      $226,359     $2,345,610  $2,865,816
                                  =====       =======       =======      =========    ========

See accompanying notes.

                             IDS LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                       Years ended Dec. 31,
                                                  1997         1996          1995
                                                             (thousands)
Cash flows from operating activities:
Net income                                     $ 474,247    $ 414,576     $ 364,940
Adjustments to reconcile net income to
net cash provided by (used in) operating activities:
Policy loan issuance, excluding universal
life-type insurance                              (54,665)     (49,314)      (46,011)
Policy loan repayment, excluding universal
life-type insurance                               46,015       41,179        36,416
Change in amounts recoverable from reinsurers    (47,994)     (43,335)      (34,083)
Change in other accounts receivable                6,194       (4,981)       12,231
Change in accrued investment income              (14,077)       4,695       (30,498)
Change in deferred policy acquisition
costs, net                                      (156,486)    (294,755)     (196,963)
Change in liabilities for future policy
benefits for traditional life,
disability income and
long-term care insurance                         112,915       97,479        85,575
Change in policy claims and other
policyholders' funds                             (15,289)      27,311         6,255
Change in deferred income tax provision (benefit) 19,982      (65,609)      (33,810)
Change in other liabilities                       13,305       46,724        (6,548)
(Accretion of discount)
amortization of premium, net                      (5,649)     (23,032)      (22,528)
Net realized (gain) loss on investments             (860)         159         4,898
Policyholder and contractholder
charges, non-cash                               (160,885)    (154,286)     (140,506)
Other, net                                         7,161      (10,816)        3,849

Net cash provided by (used in) operating
activities                                     $ 223,914    $ (14,005)     $  3,217

                             IDS LIFE INSURANCE COMPANY
                 CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)


                                                         Years ended Dec. 31,
                                                  1997             1996          1995
                                                               (thousands)
Cash flows from investing activities:
Fixed maturities held to maturity:
Purchases                                       $     (1,996)  $  (43,751)  $ (1,007,208)
Maturities, sinking fund payments and calls          686,503      759,248        538,219
 Sales                                               236,761      279,506        332,154
Fixed maturities available for sale:
Purchases                                         (3,160,133)  (2,299,198)    (2,452,181)
Maturities, sinking fund payments and calls        1,206,213    1,270,240        861,545
Sales                                                457,585      238,905        136,825
Other investments, excluding policy loans:
Purchases                                           (524,521)    (904,536)      (823,131)
Sales                                                335,765      236,912        160,521
Change in amounts due from brokers                     2,647      (11,047)         7,933
Change in amounts due to brokers                     119,471      140,369       (105,119)

Net cash used in investing activities               (641,705)    (333,352)    (2,350,442)

Cash flows from financing activities:
Activity related to universal life-type insurance
and investment contracts:
Considerations received                            2,785,758    3,567,586      4,189,525
Surrenders and death benefits                     (3,736,242)  (4,250,294)    (3,141,404)
Interest credited to account balances              1,386,448    1,370,468      1,315,989
Universal life-type insurance policy loans:
Issuance                                             (84,835)     (86,501)       (84,700)
Repayment                                             54,513       58,753         52,188
Capital contribution from parent                       7,232        4,801             --
Dividends paid                                      (200,000)    (165,000)      (180,000)

Net cash provided by financing activities            212,874      499,813      2,151,598

Net (decrease) increase in cash and
cash equivalents                                    (204,917)     152,456       (195,627)

Cash and cash equivalents at
beginning of year                                    224,603       72,147        267,774

Cash and cash equivalents at
end of year                                         $ 19,686    $ 224,603      $  72,147
                                                     =======     ========       ========
See accompanying notes.

                         IDS LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
                                ($ thousands)

1.    Summary of significant accounting policies
      ------------------------------------------

      Nature of business

      IDS Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the State of Minnesota. The Company is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. The Company serves residents of all states except New York. IDS Life Insurance Company of New York is a wholly owned subsidiary of the Company and serves New York State residents. The Company also wholly owns American Enterprise Life Insurance Company, American Centurion Life Assurance Company (ACLAC), American Partners Life Insurance Company and American Express Corporation.

      The Company's principal products are deferred annuities and universal life insurance, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

      Basis of presentation

      The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All material intercompany accounts and transactions have been eliminated in consolidation.

      The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities (see Note 4).

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Investments

      Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of stockholder's equity, net of deferred taxes.

      Realized investment gain or loss is determined on an identified cost basis.

      Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

      Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

      ------------------------------------------

      Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loans losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

      The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

      The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

      During 1997, 1996 and 1995, the Company purchased and wrote index options to protect against significant declines in fee income as a result of a decrease in the market value of its managed assets. These options were marked-to-market through the income statement.

      During 1997, the Company purchased and wrote index options to hedge 1998 management fee and other income from separate accounts and the underlying mutual funds. These index options are carried at market value and are included in other investments. Gains or losses on these instruments are deferred and recognized in management and other fees in the same period as the hedged fee income.

      Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

      When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

      Statements of cash flows

      The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

      Supplementary information to the consolidated statements of cash flows for the years ended December 31 is summarized as follows:
                                           1997           1996      1995
                                           ----           ----      ----
       Cash paid during the year for:
         Income taxes                    $174,472       $317,283  $191,011
         Interest on borrowings             8,213          4,119     5,524

      ------------------------------------------

      Recognition of profits on annuity contracts and insurance policies

      Profits on fixed deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

      The retrospective deposit method is used in accounting for universal life-type insurance. Under this method, profits are recognized over the lives of the policies in proportion to the estimated gross profits expected to be realized.

      Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

      Policyholder and contractholder charges include the monthly cost of insurance charges and issue and administrative fees. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Management and other fees include investment management fees and mortality and expense risk fees received from the variable annuity and variable life insurance separate accounts and underlying mutual funds.

      Deferred policy acquisition costs

      The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts.The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized in relation to accumulation values and surrender charge revenue. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

      Liabilities for future policy benefits

      Liabilities for universal life-type insurance and deferred annuities are accumulation values.

      Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

      Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

      ------------------------------------------

      Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 10% over 5 to 10 years.

      Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on a national survey. Anticipated interest rates for claim reserves for both disability income and long-term care range from 6% to 8%.

      Reinsurance

      The maximum amount of life insurance risk retained by the Company on any one life is $750 of life and waiver of premium benefits plus $50 of accidental death benefits. The maximum amount of disability income risk retained by the Company on any one life is $6 of monthly benefit for benefit periods longer than three years. The excesses are reinsured with other life insurance companies on a yearly renewable term basis. Graded premium whole life and long-term care policies are primarily reinsured on a coinsurance basis.

      Federal income taxes

      The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

      Included in other liabilities at December 31, 1997 and 1996 are $12,061 and $33,358, respectively, receivable from American Express Financial Corporation for federal income taxes.

      Separate account business

      The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives investment management fees from the proprietary mutual funds used as investment options for variable annuities and variable life insurance. The Company receives mortality and expense risk fees from the separate accounts.

      ------------------------------------------

      The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and the beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

      Reclassification

      Certain 1996 and 1995 amounts have been reclassified to conform to the 1997 presentation.

2.    Investments
      -----------

      Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

      The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at December 31, 1997 are as follows:

                                                        Gross      Gross
                                         Amortized   Unrealized  Unrealized      Fair
       Held to maturity                    Cost         Gains      Losses        Value
       ----------------                  ---------   ----------  ----------      -----

       U.S. Government agency obligations  $41,932      $ 2,950  $       --  $   44,881
       State and municipal obligations       9,684          568          --      10,252
       Corporate bonds and obligations   7,280,646      415,700       9,322   7,687,024
       Mortgage-backed securities        1,983,188       25,976       7,911   2,001,253
                                         ---------       ------       -----   ---------
                                        $9,315,450     $445,194     $17,233  $9,743,410
                                         =========      =======      ======   =========


                                                           Gross      Gross
                                            Amortized   Unrealized  Unrealized     Fair
       Available for sale                      Cost        Gains      Losses       Value
       ------------------                   ---------   ----------  ----------     -----

       U.S. Government agency obligations $   65,291   $    4,154  $       --      $69,445
       State and municipal obligations        11,045        1,348          --       12,393
       Corporate bonds and obligations     5,308,129      232,761      30,198    5,510,692
       Mortgage-backed securities          7,130,565      160,478       6,879    7,284,164
                                           ---------      -------       -----    ---------
       Total fixed maturities             12,515,030      398,741      37,077   12,876,694
       Equity securities                       3,000          361          --        3,361
                                          ----------      -------      ------   ----------
                                         $12,518,030     $399,102     $37,077  $12,880,055
                                          ==========      =======      ======   ==========

      -----------

      The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at December 31, 1996 are as follows:

                                                                Gross      Gross
                                                 Amortized   Unrealized  Unrealized      Fair
       Held to maturity                            Cost         Gains      Losses        Value
       ----------------                          ---------   ----------  ----------      ------

       U.S. Government agency obligations      $   44,002      $    933   $  1,276   $   43,659
       State and municipal obligations              9,685           412         --       10,097
       Corporate bonds and obligations          8,057,997       356,687     47,639    8,367,045
       Mortgage-backed securities               2,124,695        21,577     45,423    2,100,849
                                               ----------       -------     ------   ----------
                                              $10,236,379      $379,609    $94,338  $10,521,650
                                               ==========       =======     ======   ==========


                                                                Gross      Gross
                                                 Amortized   Unrealized  Unrealized     Fair
       Available for sale                           Cost        Gains       Losses     Value
       ------------------                           ----        -----       ------     -----

       U.S. Government agency obligations      $   77,944      $  2,607   $     96   $   80,455
       State and municipal obligations             11,032        1,336          --       12,368
       Corporate bonds and obligations          3,701,604      122,559      24,788    3,799,375
       Mortgage-backed securities               7,218,042      104,808      68,203    7,254,647
                                                ---------      -------      ------    ---------
       Total fixed maturities                  11,008,622      231,310      93,087   11,146,845
       Equity securities                            3,000          308          --        3,308
                                               ----------      -------      ------   ----------
                                              $11,011,622     $231,618     $93,087  $11,150,153
                                               ==========      =======      ======   ==========


      The amortized cost and fair value of investments in fixed maturities at December 31, 1997 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                        Amortized         Fair
       Held to maturity                   Cost           Value
       ----------------                 ---------      --------

       Due in one year or less        $   356,597      $360,956
       Due from one to five years       1,536,239     1,619,875
       Due from five to ten years       4,337,547     4,577,552
       Due in more than ten years       1,101,879     1,183,774
       Mortgage-backed securities       1,983,188     2,001,253
                                        ---------     ---------
                                       $9,315,450    $9,743,410
                                        =========     =========

                                        Amortized        Fair
       Available for sale                 Cost           Value
                                        ---------        -----

       Due in one year or less          $ 162,663    $  164,012
       Due from one to five years         633,339       679,561
       Due from five to ten years       2,418,162     2,517,098
       Due in more than ten years       2,170,301     2,231,859
       Mortgage-backed securities       7,130,565     7,284,164
                                       ----------    ----------
                                      $12,515,030   $12,876,694
                                       ==========    ==========

      -----------

      During the years ended December 31, 1997, 1996 and 1995, fixed maturities classified as held to maturity were sold with amortized cost of $229,848, $277,527 and $333,508, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' credit worthiness.

      Fixed maturities available for sale were sold during 1997 with proceeds of $457,585 and gross realized gains and losses of $6,639 and $7,518, respectively. Fixed maturities available for sale were sold during 1996 with proceeds of $238,905 and gross realized gains and losses of $571 and $16,084, respectively. Fixed maturities available for sale were sold during 1995 with proceeds of $136,825 and gross realized gains and losses of $nil and $5,781, respectively.

      At December 31, 1997, bonds carried at $14,351 were on deposit with various states as required by law.

      At December 31, 1997, investments in fixed maturities comprised 83 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $2.7 billion which are rated by American Express Financial Corporation internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

          Rating                   1997            1996
       ---------                 ---------      ---------
       Aaa/AAA                $ 9,195,619     $ 9,460,134
       Aaa/AA                          --           2,870
       Aa/AA                      232,451         241,914
       Aa/A                       246,792         192,631
       A/A                      2,787,936       2,949,895
       A/BBB                    1,200,345       1,034,661
       Baa/BBB                  5,226,616       4,531,515
       Baa/BB                     475,084         768,285
       Below investment grade   2,465,637       2,063,096
                                ---------       ---------
                              $21,830,480     $21,245,001
                               ==========      ==========

      At December 31, 1997, 95 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities.

      At December 31, 1997, approximately 14 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                 December 31, 1997          December 31, 1996
                              ------------------------   -----------------------
                              On Balance   Commitments   On Balance  Commitments
           Region               Sheet      to Purchase     Sheet     to Purchase
       -------------          ----------   ------------  ----------  -----------
       East North Central   $  748,372     $  32,462    $  777,960     $  19,358
       West North Central      456,934        14,340       389,285        29,620
       South Atlantic          922,172        14,619       891,852        35,007
       Middle Atlantic         545,601        15,507       553,869        17,959
       New England             316,250         2,136       310,177        14,042
       Pacific                 184,917         3,204       190,770         4,997
       West South Central      125,227            --       105,173        11,246
       East South Central       60,274            --        75,176            --
       Mountain                297,545        28,717       236,597        11,401
                             ---------       -------     ---------       -------
                             3,657,292       110,985     3,530,859       143,630
       Less allowance for
       losses                   38,645            --        37,495            --
                             ---------       -------     ---------       -------
                            $3,618,647      $110,985    $3,493,364      $143,630
                             =========       =======     =========       =======

      -----------

                                 December 31, 1997          December 31, 1996
                            ------------------------   -------------------------
                            On Balance   Commitments   On Balance    Commitments
         Property type         Sheet     to Purchase      Sheet      to Purchase
       ---------------      ----------   -----------   ----------    -----------
       Department/retail
       stores              $1,189,203      $  27,314    $1,154,179     $  68,032
       Apartments           1,089,127         16,576     1,119,352        23,246
       Office buildings       716,729         34,546       611,395        27,653
       Industrial buildings   295,889         21,200       296,944         6,716
       Hotels/motels          101,052             --        97,870         6,257
       Medical buildings       99,979          9,748        67,178         8,289
       Nursing/retirement
       homes                   72,359             --        88,226         1,877
       Mixed Use               71,007             --        73,120            --
       Other                   21,947          1,601        22,595         1,560
                            ---------        -------     ---------        ------
                            3,657,292        110,985     3,530,859       143,630
       Less allowance for
       losses                  38,645             --        37,495            --
                             ---------       -------     ---------       -------
                           $3,618,647       $110,985    $3,493,364      $143,630
                            =========        =======     =========       =======

      Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

      At December 31, 1997 and 1996, the Company's recorded investment in impaired loans was $45,714 and $79,441, respectively, with allowances of $9,812 and $16,162, respectively. During 1997 and 1996, the average recorded investment in impaired loans was $61,870 and $74,338, respectively.

      The Company recognized $2,981, $4,889 and $5,014 of interest income related to impaired loans for the years ended December 31, 1997, 1996 and 1995 respectively.

      The following table presents changes in the allowance for investment losses related to all loans:

                                          1997          1996        1995
                                         ------        ------      ------
       Balance, January 1               $37,495       $37,340     $35,252
       Provision for investment losses    8,801        10,005      15,900
       Loan payoffs                      (3,851)       (4,700)    (11,900)
       Foreclosures                      (3,800)       (5,150)     (1,350)
       Other                                 --            --        (562)
                                         ------        ------      -------

       Balance, December 31             $38,645       $37,495     $37,340
                                         ======        ======      ======

      At December 31, 1997, the Company had commitments to purchase investments other than mortgage loans for $234,485. Commitments to purchase investments are made in the ordinary course of business. The fair value of these commitments is $nil.

      -----------

      Net investment income for the years ended December 31 is summarized as follows:

                                            1997           1996         1995
                                          ---------      ---------    ---------
       Interest on fixed maturities      $1,692,481     $1,666,929   $1,656,136
       Interest on mortgage loans           305,742        283,830      232,827
       Other investment income               25,089         43,283       35,936
       Interest on cash equivalents           5,914          5,754        5,363
                                          ---------      ---------    ---------
                                          2,029,226      1,999,796    1,930,262
       Less investment expenses              40,837         34,434       22,953
                                          ---------      ---------    ---------
                                         $1,988,389     $1,965,362   $1,907,309
                                          =========      =========    =========

      Net realized gain (loss) on investments for the years ended December 31 is summarized as follows:

                                     1997         1996         1995
                                    ------        -----        -----
       Fixed maturities           $ 16,115      $ 8,736     $  9,973
       Mortgage loans               (6,424)      (8,745)     (13,259)
       Other investments            (8,831)        (150)      (1,612)
                                   -------        -----      -------
                                  $    860      $  (159)    $ (4,898)
                                   =======        ======       ======

      Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                      1997           1996         1995
                                     -------        -------      -------
       Fixed maturities available
         for sale                   $223,441      $(231,853)    $811,649
       Equity securities                  53            (52)       3,118

3.    Income taxes
      ------------

      The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

      The income tax expense consists of the following:

                                    1997           1996         1995
       Federal income taxes:
       Current                    $176,879       $260,357     $218,040
       Deferred                     19,982        (65,609)     (33,810)
                                   -------        --------     -------
                                   196,861        194,748      184,230
       State income taxes-current    9,803         12,390       11,612
                                   -------        -------      -------
       Income tax expense         $206,664       $207,138     $195,842
                                   =======        =======      =======

      ------------

      Increases (decreases) to the federal tax provision applicable to pretax income based on the statutory rate are attributable to:

                                     1997               1996               1995
                               ----------------    ---------------   ---------------
                               Provision   Rate    Provision  Rate   Provision  Rate
                               ---------   ----    ---------  ----   ---------  ----
      Federal income
        taxes based on
        the statutory rate      $238,319   35.0%    $217,600  35.0%   $196,274  35.0%
      Increases (decreases)
      are attributable to:
      Tax-excluded interest
        and dividend income      (10,294)  (1.5)      (9,636) (1.5)     (8,524) (1.5)
      State Taxes, net of federal
         benefit                   6,372    0.9        8,053   1.3       7,548   1.3
      Low income housing
        credits                  (20,705)  (3.0)      (5,090) (0.8)       (861) (0.2)
      Other, net                  (7,028)  (1.0)      (3,789) (0.7)      1,405   0.3
                                 -------   -----     -------  ----     -------  ----
      Federal income taxes      $206,664   30.4%    $207,138  33.3%   $195,842  34.9%
                                 =======   ====      =======  ====     =======  ====

      A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a policyholders' surplus account. At December 31, 1997, the Company had a policyholders' surplus account balance of $20,114. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $7,040 have not been established because no distributions of such amounts are contemplated.

      Significant components of the Company's deferred tax assets and liabilities as of December 31 are as follows:

                                                  1997          1996
                                                  ----          ----
       Deferred tax assets:
       Policy reserves                          $748,204      $724,412
       Life insurance guarantee
          fund assessment reserve                 20,101        29,854
       Other                                       9,589         2,763
                                                 -------       -------
       Total deferred tax assets                 777,894       757,029
                                                 -------       -------

       Deferred tax
       liabilities:
       Deferred policy acquisition costs        700,032      665,685
       Unrealized gain on investments           121,885       48,486
       Investments, other                        17,559        8,935
                                                -------      -------
       Total deferred tax liabilities           839,476      723,106
                                                -------      -------
       Net deferred tax (liabilities) assets   $(61,582)    $ 33,923
                                                 ======       ======

      The Company is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4.    Stockholder's equity
      --------------------

      Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $1,468,677 as of December 31, 1997 and $1,261,592 as of December 31, 1996 (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 1998 in excess of approximately $331,480 would require approval of the Department of Commerce of the State of Minnesota.

      Statutory net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

                                           1997          1996          1995
                                        ----------    ----------    ----------
       Statutory net income             $  379,615    $  365,585    $  326,799
       Statutory capital and surplus     1,765,290     1,565,082     1,398,649
       surplus

5.    Related party transactions
      --------------------------

      The Company loans funds to American Express Financial Corporation under a collateral loan agreement. The balance of the loan was $nil and $11,800 at December 31, 1997 and 1996, respectively. This loan can be increased to a maximum of $75,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. Interest income on related party loans totaled $103, $780 and $1,371 in 1997, 1996 and 1995, respectively.

      The Company purchased a five year secured note from an affiliated company which was redeemed in 1996. The interest rate on the note was
      8.42 percent. Interest income on the above note totaled $1,637 and $1,937 in 1996 and 1995, respectively.

      The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $201, $174 and $155 in 1997, 1996 and 1995, respectively.

      The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1997, 1996 and 1995 were $1,245, $990 and $815, respectively.

      The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. Accordingly, costs of such benefits to the Company are included in employee compensation and benefits and cannot be identified on a separate company basis.

      --------------------------

      Charges by AEFC for use of joint facilities, marketing services and other services aggregated $414,155, $397,362 and $377,139 for 1997,
      1996 and 1995, respectively. Certain of these costs are included in deferred policy acquisition costs. In addition, the Company rents its home office space from AEFC on an annual renewable basis.

6.    Commitments and contingencies
      -----------------------------

      At December 31, 1997 and 1996, traditional life insurance and universal life-type insurance in force aggregated $74,730,720 and $67,274,354, respectively, of which $4,351,904 and $3,875,921 were reinsured at the respective year ends. The Company also reinsures a portion of the risks assumed under disability income and long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $60,495, $48,250 and $39,399 and reinsurance recovered from reinsurers amounted to $19,042, $15,612, and $14,088 for the years ended December 31, 1997, 1996 and 1995, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

      A number of lawsuits have been filed against life and health insurers in jurisdictions in which the Company and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. In December 1996, an action of this type was brought against the Company and its parent, AEFC. A second action was filed in March, 1997. The plaintiffs purport to represent a class consisting of all persons who replaced existing Company policies with new Company policies from and after January 1, 1985. The complaint puts at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. Plaintiffs seek damages in an unspecified amount and seek to establish a claims resolution facility for the determination of individual issues. The Company and its parent believe they have meritorious defenses to the claims raised in the lawsuit. The outcome of any litigation cannot be predicted with certainty. In the opinion of management, however, the ultimate resolution of the above lawsuit and others filed against the Company should not have a material adverse effect on the Company's consolidated financial position.

      The IRS routinely examines the Company's federal income tax returns, and is currently auditing the Company's returns for the 1990 through 1992 tax years. Management does not believe there will be a material adverse effect on the Company's consolidated financial position as a result of this audit.

7.    Lines of credit
      ---------------

      The Company has an available line of credit with its parent aggregating $100,000. The rate for the line of credit is the parent's cost of funds, ranging from 20 to 45 basis points over the established index. Borrowings outstanding under this agreement were $nil at December 31, 1997 and 1996.

8.    Derivative financial instruments
      --------------------------------

      The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk and equity market risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

      --------------------------------

      Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate or equity market index. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

      Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

      Credit risk related to interest rate caps and floors and index options is measured by the replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

      The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit risk.

      The Company's holdings of derivative financial instruments are as follows:

                                 Notional     Carrying      Fair    Total Credit
       December 31, 1997          Amount       Amount       Value     Exposure
       -----------------         --------     --------      -----   ------------
       Assets:
         Interest rate caps   $ 4,600,000    $ 24,963    $ 15,665    $ 15,665
         Interest rate floors   1,000,000       1,561       4,551       4,551
         Put index options        221,984      11,120      11,120      11,120
       Liabilities:
         Call index options       221,984      (8,273)     (8,273)         --
       Off balance sheet:
         Interest rate swaps    1,267,000          --     (45,799)         --
                                ---------      ------      ------      ------
                                              $29,371    $(22,736)    $31,336
                                               ======      ======      ======

                                 Notional      Carrying     Fair    Total Credit
       December 31, 1996          Amount        Amount      Value     Exposure
       Assets:
         Interest rate caps    $4,000,000   $ 16,227      $  7,439   $  7,439
         Interest rate floors   1,000,000      2,041         4,341      4,341
       Off balance sheet:
         Interest rate swaps    1,000,000         --       (24,715)        --
                                ---------     ------       --------    ------
                                             $18,268      $(12,935)   $11,780
                                              ======        ======     ======

      The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps and floors expire on various dates from 1998 to 2003. The interest rate swaps expire on various dates from 2000 to 2003. All put and call options expire in 1998.

      Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

      --------------------------------

      Index options are used to manage the equity market risk related to the fee income that the Company receives from its separate accounts and the underlying mutual funds. The amount of the fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, the Company's fee income could be impacted significantly by changing economic conditions in the equity market.
      The Company entered into index option collars (combination of puts and calls) to hedge anticipated fee income for 1998 related to separate accounts and mutual funds which invest in equity securities. Testing has demonstrated the impact of these instruments on the income statement closely correlates with the amount of fee income the Company realizes. In the event that testing demonstrates that this correlation no longer exists, or in the event the Company disposes of the index options collars, the instruments will be marked-to-market through the income statement. At December 31, 1997, deferred gains on purchased put index options were $11,120 and deferred losses on written call index options were $8,273.

9.    Fair values of financial instruments
      ------------------------------------

      The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                 1997                         1996
                                         ------------------          ---------------------
                                         Carrying      Fair          Carrying        Fair
       Financial Assets                   Amount       Value          Amount         Value
       ----------------                  --------     ------         -------         -----
       Investments:
         Fixed maturities (Note 2):
           Held to maturity            $9,315,450   $9,743,410     $10,236,379  $10,521,650
           Available for sale          12,876,694   12,876,694      11,146,845   11,146,845
         Mortgage loans on
           real estate (Note 2)         3,618,647    3,808,570       3,493,364    3,606,077
         Other:
           Equity securities (Note 2)       3,361        3,361           3,308        3,308
           Derivative financial
             instruments (Note 8)          37,644       31,336          18,268       11,780
           Other                           82,347       85,383          63,993       66,242
       Cash and
         cash equivalents (Note 1)         19,686       19,686         224,603      224,603
       Separate account assets
         (Note 1)                      23,214,504   23,214,504      18,535,160   18,535,160



       Financial Liabilities
         Future policy benefits
           for fixed annuities         20,731,052   19,882,302      20,641,986   19,721,968
           Derivative financial
             instruments (Note 8)          (8,273)     (54,072)             --      (24,715)
         Separate account liabilities  21,488,282   20,707,620      17,358,087   16,688,519

      ------------------------------------

      At December 31, 1997 and 1996, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $1,185,155 and $1,112,155, respectively, and policy loans of $93,540 and $83,867, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 1997 and 1996. The fair value of deferred annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1997 and 1996.

      At December 31, 1997 and 1996, the fair value of liabilities related to separate accounts is estimated as the carrying amount less any applicable surrender charges and less variable insurance contracts carried at $1,726,222 and $1,177,073, respectively.

10.   Segment information
      -------------------

      The Company's operations consist of two business segments; first, individual and group life insurance, disability income and long-term care insurance, and second, annuity products designed for individuals, pension plans, small businesses and employer-sponsored groups. The consolidated condensed statements of income for the years ended December 31, 1997, 1996 and 1995 and total assets at December 31, 1997, 1996 and 1995 by segment are summarized as follows:


                                               1997           1996            1995
       Net investment income:
       Life, disability income
         and long-term care insurance     $   269,874    $   262,998     $   256,242
       Annuities                            1,718,515      1,702,364       1,651,067
                                            ---------      ---------       ---------
                                          $ 1,988,389    $ 1,965,362     $ 1,907,309
                                            =========      =========       =========
       Premiums, charges and fees:
       Life, disability income
         and long-term care insurance     $   514,838    $   448,389     $   384,008
       Annuities                              374,274        308,873         249,557
                                              -------        -------         -------
                                          $   889,112    $   757,262     $   633,565
                                              =======        =======         =======
       Income before income taxes:
       Life, disability income
         and long-term care insurance     $   178,717    $   161,115     $   125,402
       Annuities                              501,334        460,758         440,278
       Net gain (loss) on investments             860           (159)         (4,898)
                                              -------        -------         -------
                                          $   680,911    $   621,714     $   560,782
                                              =======        =======         =======


       Total assets:
       Life, disability income
         and long-term care insurance     $ 8,193,796    $ 7,028,906     $ 6,195,870
       Annuities                           44,780,328     40,277,075      36,704,208
                                           ----------     ----------      ----------
                                          $52,974,124    $47,305,981     $42,900,078
                                           ==========     ==========      ==========

      Allocations of net investment income and certain general expenses are based on various assumptions and estimates.

      Assets are not individually identifiable by segment and have been allocated principally based on the amount of future policy benefits by segment.

      Capital expenditures and depreciation expense are not material, and consequently, are not reported.

11.   Year 2000 Issue (unaudited)
      ---------------

      The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Company. All of the systems used by the Company are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. The Company's business is heavily dependent upon AEFC's computer systems and has significant interactions with systems of third parties.

      A comprehensive review of AEFC's computer systems and business processes, including those specific to the Company, has been conducted to identify the major systems that could be affected by the Year 2000 issue. Steps are being taken to resolve any potential problems including modification to existing software and the purchase of new software. These measures are scheduled to be completed and tested on a timely basis. AEFC's goal is to complete internal remediation and testing of each system by the end of 1998 and to continue compliance efforts through 1999.

      AEFC is evaluating the Year 2000 readiness of advisors and other third parties whose system failures could have an impact on the Company's operations. The potential materiality of any such impact is not known at this time.

AMERICAN
EXPRESS
Financial
Advisors

IDS Life Insurance Company
IDS Tower 10
Minneapolis, MN.  55440-0010

S-6190 M (4/98)